UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22040

MLP & Strategic Equity Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

October 31, 2011

MLP & Strategic
Equity Fund Inc.

MTP

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Share Price Information	9

Performance Overview	11

Shareholder Meeting Report	12

Report of Independent Registered Public Accounting Firm	13

Portfolio of Investments	14

Statement of Assets & Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	22

Board Members and Officers	28

Reinvest Automatically, Easily and Conveniently	34

Glossary of Terms Used in this Report	36

Other Useful Information	38

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairmean of the Board
December 21, 2011

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Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Fund's investment adviser is Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments. The Fund's portfolio is managed by Fiduciary Asset Management Inc. (FAMCO), a wholly-owned affiliate of Piper Jaffray Investment Management Inc. James J. Cunnane Jr., CFA, chief investment officer at FAMCO and Quinn T. Kiley, senior portfolio manager, co-manage the Fund. Collectively, the team has over 25 years of experience managing Master Limited Partnerships (MLPs). Here they discuss their investment strategies and the performance of the Fund for the twelve-month period ended October 31, 2011.

What were the general market conditions and trends over the course of the period?

During this period, the U.S. economy's recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at "exceptionally low levels" at least through mid-2013. The Fed also announced that it would extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed's unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's/Case-Shiller Index lost

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3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

What was the market environment for the Master Limited Partnerships (MLPs) over the period?

The market environment for MLPs was somewhat complex during this twelve-month period. MLPs and other domestic energy companies exhibited strong performance for much of the year as the economic recovery continued and development of non-conventional oil and gas reserves occurred at a torrid pace. This growth led to significant capital opportunities for MLPs, and the capital markets were supportive, with equity and debt offerings for MLPs on pace for record issuance in 2011. However, despite this fundamental strength, macro-economic and political concerns were a dominant force, causing significant volatility in the equity markets. MLPs were able to deliver gains, but the upside generally was limited due to general investor uncertainty.

The most significant volatility was experienced during the last quarter when the domestic debt crisis came to a climax with Standard & Poor's downgrading U.S. sovereign credit rating from AAA to AA+. Effectively all gains made during the previous nine months were erased in August and September; only to have the pendulum swing back during October allowing the markets to post gains during the twelve-month period of 11.9% for the Alerian MLP Index and 8.1% for the S&P 500 Index.

What strategies were used to manage the Fund during the twelve-month period ended October 31, 2011?

Over this period, the Fund's investment objective remains unchanged—to provide a high level of after-tax total return. We attempt to achieve this by investing in a portfolio of publicly traded MLPs operating primarily in the energy infrastructure sector of the market. An important focus in the Fund has been to limit the portfolio's exposure to those securities we deem to be of low quality, and this focus continued. We continued to prefer holding MLPs that own natural gas infrastructure facilities, and over the past year more than half of the portfolio has been invested in these types of MLPs. This comes from our belief in the expected growth of production from non-conventional reserves throughout the United States. This increase in production from new regions has significantly increased the need for infrastructure and services surrounding natural gas liquids (NGLs), like ethane, that are associated with natural gas production. Because NGLs are sold at a price that is a percent of crude oil prices, current high crude oil prices have caused producers to focus on those non-conventional reserves that contain a high amount of NGLs. We believe this back drop is supportive of MLP cash flows and growth in distributions to investors. While distribution growth has always been an important factor in MLP valuations; MLP investors mirrored the broader market and focused on high yield MLPs more than growth oriented MLPs during the reporting period. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, trying to identify the best value propositions to gain exposure to the characteristics we seek.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Fund inception was 6/29/07.

**  Refer to Glossary of Terms used in this Report for definitions.

In this environment, how did the Fund perform over the period?

Returns for the Fund, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 10/31/11

	1-Year	Since Inception*
MTP	7.25%	4.95%
Alerian MLP Index**	11.92%	10.20%
S&P 500 Index**	8.09%	-2.34%

The Fund's return lagged the Alerian MLP Index ("Index") and the S&P 500 Index for the twelve-month reporting period. As a diversified Fund under the Investment Company Act of 1940, portfolio positions above 5% of common assets must aggregate to less than 25% of common assets. As a result, the Fund's portfolio will be less concentrated in the largest MLPs than the Alerian MLP Index itself. In a period of positive performance for large caps, the Fund tends to underperform due to this restriction. The two largest MLPs in the Index are Enterprise Product Partners L.P. and Kinder Morgan Energy Partners, L.P.; 14.8% and 9.9% of the Index during the reporting period, respectively. The relative negative contribution to returns from the underweight positions in these two names more than overcame positive contribution to returns elsewhere in the portfolio.

The Fund's portfolio performance benefited from several holdings during the period. Williams Partners L.P. performed well over the reporting period. The Fund held a position more than double the Index weight. The Fund participated in three private placements during the period investing $18.9 million in the restricted units of Buckeye Partners L.P., Crestwood Midstream Partners, L.P. and Regency Energy Partners LP., each of which outpaced the Index return. Additionally, the Fund benefited from holding a significantly underweight position in Energy Transfer Partners L.P., a large cap MLP that produced negative returns for the period. We opted instead to own its general partner Energy Transfer Equity L.P. which posted gains. Generally, the overweight positions in those MLPs that own natural gas infrastructure led to outperformance during the period, as well.

The Fund's portfolio performance was constrained by several MLP holdings and themes during the reporting period. As noted, investors favored those MLPs that generated the highest yield, and the highest yielding MLPs significantly outperformed the lowest yielding MLPs. The Fund's portfolio is positioned towards higher growth, higher quality MLPs, which tend to be lower yielding.

FISCAL AND TAX YEAR END CHANGE

Effective November 1, 2011, the Fund's fiscal and tax year ends changed from October 31 to November 30. As a result, the Fund will prepare an annual report for the one-month period ended November 30, 2011. This change in fiscal year end did not affect the objective, investment strategy or portfolio management of the Fund.

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RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Fund invests primarily in MLPs that pay no separate corporate level tax because they qualify as partnerships under current tax law. A change in law could reduce the cash available for Fund shareholder distributions or the tax treatment of those distributions.

Price Risk. This refers to the fact that shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether the common shares will trade at, above or below net asset value.

Energy Sector Risk. Because the Fund invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Fund were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk: This Fund is able to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. A non-diversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

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Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of October 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund increased its monthly distribution to shareholders during January. Effective February 1, 2011, the Fund changed from paying distributions on a monthly basis to paying on a quarterly basis, with its first quarterly distribution of .2370 per share payable to shareholders during May 2011. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

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•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year, estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and actual total return performance for the twelve months ended October 31, 2011. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 10/31/11	MTP
Inception date	6/29/07
Fiscal year ended October 31, 2011:
Per share distribution:
From net investment income	$0.59
From realized capital gains*	0.00
Return of capital	0.34
Total per share distribution	$0.93
Distribution rate on NAV	5.24%
Average annual total returns:
1-Year on NAV	7.25%
Since inception on NAV	4.95%

*  Note that because the Fund is treated as a regular corporation for U.S. federal income tax purposes, no portion of the Fund's distributions are eligible for designation as capital gain dividends. Consequently, the tax characterization (i.e. Form 1099 reporting) of the Fund's distribution will be either ordinary dividend or return of capital.

Share Repurchases and Share Price Information

During the twelve-month reporting period, the Fund's Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its repurchase program.

As of October 31, 2011, the Fund's share price was trading at a (-) discount of -7.89%, compared with an average discount of -2.39% for the entire twelve-month period.

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MTP

Performance

OVERVIEW

MLP & Strategic Equity Fund Inc.

  as of October 31, 2011

Portfolio Allocation (as a % of total investments)2

2010-2011 Dividends Per Common Share3

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Effective February 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first quarterly distribution of $.2370 per share payable May 16, 2011.

Fund Snapshot

Common Share Price	$16.35
Common Share Net Asset Value (NAV)	$17.75
Premium/(Discount) to NAV	-7.89%
Current Distribution Rate[1]	5.80%
Net Assets Applicable to Common Shares ($000)	$262,851

Average Annual Total Return

(Inception 6/29/07)

	On Share Price	On NAV
1-Year	-0.82%	7.25%
Since Inception	2.10%	4.95%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	97.6%
Gas Utilities	2.2%
Energy Equipment & Services	0.2%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings

(as a % of total investments)2

Plains All American Pipeline LP	7.0%
ONEOK Partners LP	5.7%
Magellan Midstream Partners LP	5.7%
Enterprise Products Partners LP	5.5%
Kinder Morgan Management LLC	5.0%
Williams Partners LP	5.0%
DCP Midstream Partners LP	4.6%
Western Gas Partners LP	4.2%
El Paso Pipeline Partners LP	4.0%
Spectra Energy Partners LP	3.9%

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MTP

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

MTP
Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	12,310,816
Withhold	242,602
Total	12,553,418
Robert P. Bremner
For	12,333,268
Withhold	220,150
Total	12,553,418
Jack B. Evans
For	12,329,550
Withhold	223,868
Total	12,553,418
William C. Hunter
For	12,334,035
Withhold	219,383
Total	12,553,418
David J. Kundert
For	12,306,076
Withhold	247,342
Total	12,553,418
William J. Schneider
For	12,335,618
Withhold	217,800
Total	12,553,418
Judith M. Stockdale
For	12,331,538
Withhold	221,880
Total	12,553,418
Carole E. Stone
For	12,312,559
Withhold	240,859
Total	12,553,418
Virginia L. Stringer
For	12,285,963
Withhold	267,455
Total	12,553,418
Terence J. Toth
For	12,330,803
Withhold	222,615
Total	12,553,418

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Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
MLP & Strategic Equity Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. (hereafter referred to as the "Fund") at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2008 and the period ended October 31, 2007 were audited by other independent auditors whose report, dated December 26, 2008, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL
December 28, 2011

Nuveen Investments

MTP

MLP & Strategic Equity Fund Inc.

Portfolio of INVESTMENTS

  October 31, 2011

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 111.0%
	Energy Equipment & Services – 0.2%
21,916	Exterran Partners LP	$539,134
	Gas Utilities – 2.5%
88,650	AmeriGas Partners LP	3,964,428
53,406	Suburban Propane Partners LP	2,527,172
	Total Gas Utilities	6,491,600
	Oil, Gas & Consumable Fuels – 108.3%
29,550	Alliance Holdings GP LP	1,430,220
79,296	Alliance Resource Partners LP	6,020,945
167,304	Boardwalk Pipeline Partners LP	4,781,548
145,563	Buckeye Partners LP	9,832,781
128,381	Buckeye Partners LP, Class B Shares, (2), (3), (4)	7,888,835
93,061	Crestwood Midstream Partners LP	2,752,744
126,285	Crestwood Midstream Partners LP, Class C Shares, (2), (3), (4)	3,533,216
308,557	DCP Midstream Partners LP	13,557,995
351,800	El Paso Pipeline Partners LP	11,725,494
272,904	Enbridge Energy Management LLC, (3)	8,410,901
189,263	Enbridge Energy Partners LP	5,761,166
265,557	Energy Transfer Equity LP	10,157,555
5,573	Energy Transfer Partners LP	260,371
360,889	Enterprise Products Partners LP	16,178,654
108,790	EV Energy Partners LP	8,097,240
115,964	Genesis Energy LP	3,060,290
105,695	Holly Energy Partners LP	5,941,116
23,835	Inergy LP	684,303
220,855	Kinder Morgan Management LLC, (3)	14,629,465
258,248	Magellan Midstream Partners LP	16,504,630
113,150	MarkWest Energy Partners LP	5,638,265
99,075	Natural Resource Partners LP	2,932,620
90,649	NuStar Energy LP	5,203,253
118,500	NuStar GP Holdings LLC	3,774,225
334,586	ONEOK Partners LP	16,729,300
50,003	Pioneer Southwest Energy Partners LP	1,372,582
308,849	Plains All American Pipeline LP	20,374,767
269,038	Regency Energy Partners LP	6,236,301
368,626	Spectra Energy Partners LP	11,456,896
79,470	Sunoco Logistics Partners LP	7,810,312
316,250	Targa Resources Partners LP	11,353,375
117,774	TC PipeLines LP	5,365,783
52,875	Teekay Offshore Partners LP	1,394,843
83,063	Teekay LNG Partners LP	2,915,511
118,426	TransMontaigne Partners LP	4,195,833

Nuveen Investments

Shares/ Units	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
346,420	Western Gas Partners LP	$12,193,984
245,822	Williams Partners LP	14,584,619
	Total Oil, Gas & Consumable Fuels	284,741,938

Total Investments (cost $168,630,494) – 111.0%	291,772,672
Other Assets Less Liabilities – (11.0)%	(28,921,235)
Net Assets – 100%	$262,851,437

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliate categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Distributions are paid in-kind.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

October 31, 2011

Assets
Investments, at value (cost $168,630,494)	$291,772,672
Receivable for distributions	1,348,930
Other assets	2,278
Total assets	293,123,880
Liabilities
Cash overdraft	3,348,433
Payable for state taxes	577,716
Net deferred tax liability	25,795,435
Accrued expenses:
Management fees	276,758
Other	274,101
Total liabilities	30,272,443
Net assets	$262,851,437
Shares outstanding	14,810,750
Net asset value per share outstanding	$17.75
Net assets consist of:
Shares, $.001 par value per share	$14,811
Paid-in surplus	221,198,223
Accumulated net investment (loss), net of tax	(6,901,946)
Accumulated net realized gain (loss), net of tax	(52,550,804)
Net unrealized appreciation (depreciation), net of tax	101,091,153
Net assets	$262,851,437
Authorized shares	100,000,000

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended October 31, 2011

Investment Income
Distributions from master limited partnerships	$15,115,040
Less: Return of capital on distributions	(15,115,040)
Interest	1,892
Total investment income	1,892
Expenses
Management fees	(2,848,754)
Shareholders' servicing agent fees and expenses	(7,099)
Custodian's fees and expenses	(46,124)
Directors' fees and expenses	(26,371)
Professional fees	(93,625)
Shareholders' reports — printing and mailing expenses	(81,493)
Investor relations expense	(40,794)
Other expenses	(7,219)
Total expenses before custodian fee credit	(3,151,479)
Custodian fee credit	19
Net expenses	(3,151,460)
Net investment income (loss) before taxes	(3,149,568)
Deferred tax benefit	676,861
Current tax expense	(605,270)
Net investment income (Loss)	(3,077,977)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	14,713,908
Deferred tax expense	(4,650,340)
Net realized gain (loss) from investments	10,063,568
Change in net unrealized appreciation (depreciation) of investments before taxes	16,510,736
Deferred tax expense	(5,218,228)
Change in net unrealized appreciation (depreciation) of investments	11,292,508
Net realized and unrealized gain (Loss)	21,356,076
Net increase (decrease) in net assets from operations	$18,278,099

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(3,077,977)	$(2,047,329)
Net realized gain (loss) from investments	10,063,568	3,949,654
Change in net unrealized appreciation (depreciation) of investments	11,292,508	69,084,607
Net increase (decrease) in net assets from operations	18,278,099	70,986,932
Distributions to Shareholders
From net investment income	(8,719,354)	—
Return of capital	(5,053,525)	(12,405,256)
Decrease in net assets from distributions to shareholders	(13,772,879)	(12,405,256)
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	188,523	1,292,066
Net increase (decrease) in net assets from Fund share transactions	188,523	1,292,066
Net increase (decrease) in net assets	4,693,743	59,873,742
Net assets at the beginning of period	258,157,694	198,283,952
Net assets at the end of period	$262,851,437	$258,157,694
Accumulated net investment (loss), net of tax at end of period	$(6,901,946)	$(10,090,869)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Year Ended 10/31:
2011		$17.44	$(.21)	$1.45	$1.24	$(.59)	$(.34)	$(.93)	$—	$17.75	$16.35
2010		13.47	(.14)	4.95	4.81	—	(.84)	(.84)	—	17.44	17.41
2009		11.70	(.15)	2.82	2.67	—	(.90)	(0.90)	—	13.47	14.42
2008		18.06	(.09)	(5.07)	(5.16)	—	(1.20)	(1.20)	—	11.70	13.00
2007	(e)	19.10	.04	(.74)	(.70)	(.03)	(.27)	(0.30)	(.04)	18.06	16.24

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Before Income Taxes/ Tax Benefit (Expense)(c)		Ratios to Average Net Assets(c)(d)
		Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate
Year Ended 10/31:
2011		(.82)%	7.25%	$262,851	(1.20)%	(1.20)%	(4.93)%	(1.17)%	(3.73)%	37%
2010		26.91	36.28	258,158	(1.31)	(1.31)	(8.36)	(.86)	(7.05)	16
2009		20.47	25.04	198,284	(1.35)	(1.32)	(1.35)	(1.32)	—	38
2008		(12.82)	(29.45)	170,399	(1.33)	(.62)	(1.33)	(.62)	—	5
2007	(e)	(17.37)	(3.77)	262,603	(1.35)*	.62 *	(1.35)*	.62 *	—	—

(a)  Per share Net Investment (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to October 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to October 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the period June 29, 2007, (commencement of operations) through October 31, 2009, Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(d)  Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax expense allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax expense allocated to realized and unrealized gain (loss).

(e)  For the period June 29, 2007 (commencement of operations) through October 31, 2007.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

MLP & Strategic Equity Fund Inc. (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") under the symbol "MTP." After the close of business on October 6, 2010, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), assumed the role of investment adviser for the Fund from IQ Investment Advisers LLC ("IQ Advisors") following a vote by Fund shareholders on September 30, 2010. The transition from IQ Advisors to the Advisor did not result in any change to the Fund's investment objective or principal investment strategies.

Effective January 1, 2011, the Fund's adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

The Fund's investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships ("MLPs") operating in the energy infrastructure sector of the market.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Directors or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Nuveen Investments

Master Limited Partnerships

The Fund may purchase both domestic and international MLPs. The Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on the accrual basis.

The Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from master limited partnerships" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities. For the fiscal year ended October 31, 2011, the Fund estimated and characterized 100% of its distributions from MLPs as return of capital. No adjustments were made to the Fund's prior year return of capital estimate based on the 2010 tax reporting information received by the Fund subsequent to the end of the fiscal period.

Income Taxes

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate is (1.12)%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund's income tax provision consists of the following as of October 31, 2011, the Fund's tax year end:

Current tax expense (benefit):
Federal	$795
State	604,475
Total current tax expense (benefit)	$605,270
Deferred tax expense (benefit):
Federal	$9,580,165
State	(388,458)
Total deferred tax expense (benefit)	$9,191,707

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Description	Amount	Rate
Application of statutory income tax rate	$9,826,277	35.00%
State income taxes net of federal benefit	(314,111)	(1.12)
Effect of permanent differences	10,201	.04
Effect of valuation allowance	318,562	1.13
Effect of other items	(43,952)	(.16)
Total income tax expense (benefit)	$9,796,977	34.89%

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. The Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Components of the Fund's deferred tax assets and liabilities as of October 31, 2011, the Fund's tax year end, are as follows:

Description	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$10,020,124
Capital loss carryforward (tax basis)	16,969,501
$26,989,625
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(51,581,225)
Net deferred taxes before valuation allowance	$(51,581,225)
Less: valuation allowance	(1,203,835)
Net deferred tax assets (liabilities)	$(25,795,435)

Changes in the valuation allowance were as follows:

Balance, October 31, 2010	$885,273
Provision to return	(42,361)
Change in state tax deferred rate	360,923
Balance, October 31, 2011	$1,203,835

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$153,903,487
Gross unrealized:
Appreciation	$137,881,699
Depreciation	(12,514)
Net unrealized appreciation (depreciation) of investments	$137,869,185

Nuveen Investments

As of the tax year ended October 31, 2011, the Fund had a net operating loss carryforward of $25,094,589 of which $8,390,692 expires in 2028, $13,309,618 expires in 2029, $1,440,597 expires in 2030 and $1,953,682 expires in 2031.

As of the tax year ended October 31, 2011, the Fund had a net capital loss carryforward of $45,327,694 of which $21,869,195 expires in 2013, $23,422,123 expires in 2014 and $36,376 expires in 2015.

The net operating loss and capital loss expiration dates detailed above will be affected by the Fund's change to a November 30 tax year end, effective November 30, 2011. The change in tax year will result in the dates of expiry being accelerated by approximately one year.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

During the period November 1, 2010 through January 31, 2011, distributions were declared and paid by the Fund on a monthly basis. Effective February 1, 2011, the Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Directors, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during the fiscal year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during the fiscal year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during the fiscal year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of October 31 each year.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the fiscal year ended October 31, 2011.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates*	$280,350,621	$11,422,051	$—	$291,772,672

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

During the fiscal year ended October 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended October 31, 2011.

4. Fund Shares

During the fiscal year ended October 31, 2011, the Fund's Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its share repurchase program.

Transactions in shares were as follows:

	Year Ended 10/31/11	Year Ended 10/31/10
Shares issued to shareholders due to reinvestment of distributions	10,620	82,529

5. Investments Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended October 31, 2011, aggregated $109,023,566 and $106,405,272, respectively.

6. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.9200%
For the next $500 million	.8950
For the next $500 million	.8700
For the next $500 million	.8450
For managed assets over $2 billion	.8200

Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for the Fund was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into an investment sub-advisory agreement with Fiduciary Asset Management, LLC ("FAMCO"). FAMCO is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 ("ASU No. 2011-04") modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

8. Subsequent Events

Effective November 1, 2011, the Fund's fiscal and tax year ends changed from October 31 to November 30. As a result, the Fund will prepare an annual report for the one-month period ended November 30, 2011. This change in fiscal year end did not affect the objective, investment strategy or portfolio management of the Fund.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	241

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Directors

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Pricewaterhouse/Coopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

EAN-F-1011D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carol E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

MLP & Strategic Equity Fund Inc.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
October 31, 2011	$47,653	$0	$17,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2010 (5)	$50,500	$0	$35,000	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)                   “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)                   “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)                   “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)                   “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)                   The fund was acquired on October 6, 2010.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Carol E. Stone, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

FIDUCIARY ASSET MANAGEMENT, LLC

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Fiduciary Asset Management, LLC (“FAMCO”). FAMCO’s Proxy Voting Policies and Procedures are as follows:

A.                                    Statement of Policy

1.                                       It is the policy of Fiduciary Asset Management, LLC (“FAMCO”) to vote all proxies over which it has voting authority in the best interest of FAMCO’s clients.

B.                                    Definitions

2.                                       By “best interest of FAMCO’s clients,” FAMCO means clients’ best economic interest over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.                                       By “material conflict of interest,” FAMCO means circumstances when FAMCO itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.                                    FAMCO Invests With Managements That Seek Shareholders’ Best Interests

4.                                       Under its investment philosophy, FAMCO generally invests client funds in a company only if FAMCO believes that the company’s management seeks to serve shareholders’ best interests. Because FAMCO has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests.

5.                                       FAMCO may periodically reassess its view of company managements. If FAMCO concludes that a company’s management no longer serves shareholders’ best interests, FAMCO generally sells its clients’ shares of the company. FAMCO believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAMCO believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client’s shares. In these circumstances, FAMCO will vote contrary to management’s recommendations.

D.                                    FAMCO’s Proxy Voting Procedures

6.                                       When companies in which FAMCO has invested client funds issue proxies, FAMCO routinely votes the proxies as recommended by management, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interest of FAMCO’s clients.

7.                                       If FAMCO has decided to sell the shares of a company, whether because of concerns about the company’s management or for other reasons, FAMCO generally abstains from voting proxies issued by the company after FAMCO has made the decision to sell. FAMCO generally will not notify clients when this type of routine abstention occurs.

8.                                       FAMCO also may abstain from voting proxies in other circumstances. FAMCO may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAMCO generally will not notify clients when this type of routine abstention occurs.

9.                                       The procedures in this policy apply to all proxy voting matters over which FAMCO has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.                                      Alternative Procedures for Potential Material Conflicts of Interest

10.                                 In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO, an appearance might arise of a potential conflict between FAMCO’s interests and the interests of affected clients in how the proxies of that issuer are voted.

11.a.                        When FAMCO itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO’s interests and clients’ interests may appear to exist, FAMCO generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO may use to assist in voting proxies. FAMCO generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAMCO will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b.                       In unusual cases, FAMCO may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.                                      Other Exceptions

12.                                 On an exceptions basis, FAMCO may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.                                    Voting by Client Instead of FAMCO

13.                                 A FAMCO client may vote its own proxies instead of directing FAMCO to do so. FAMCO recommends this approach if a client believes that proxies should be voted based on political or social interests.

14.                                 FAMCO generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO’s guidelines or with the client’s best economic interest in FAMCO’s view.

15.                                 FAMCO generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.                                    Persons Responsible for Implementing FAMCO’s Policy

16.                                 FAMCO’s client services staff has primary responsibility for implementing FAMCO’s proxy voting procedures, including ensuring that proxies are timely submitted. FAMCO also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17.                                 FAMCO’s Compliance Manager will routinely confer with FAMCO’s Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I.                                         Recordkeeping

18.                                 FAMCO or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by FAMCO that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and (vi) written responses by FAMCO to written or oral client requests.

20.                                 FAMCO will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO relies on the service provider to maintain related records.

21.                                 FAMCO or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22.                                 All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO or a service provider for the first two years).

J.                                      Availability of Policy and Proxy Voting Records to Clients

23.                                 FAMCO will initially inform clients of this policy and how a client may learn of FAMCO’s voting record for the client’s securities through summary disclosure in Part II of FAMCO’s Form ADV. Upon receipt of a client’s request for more information, FAMCO will provide to the client a copy of this proxy voting policy and/or how FAMCO voted proxies for the client during the period since this policy was adopted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged FAMCO (also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA — Managing Director, Chief Investment Officer-MLPs

Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP.  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined FAMCO in 1996 and currently serves as a portfolio manager for three publicly traded closed-end end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund Inc. and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Mr. Cunnane has served as a Flex Core Equity portfolio manager at FAMCO.  Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley — Managing Director, Senior Portfolio Manager

Mr. Kiley is a Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.  Mr. Kiley serves as a portfolio manager for three publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund Inc. and the Nuveen Energy MLP Total Return Fund. He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Prior to joining FAMCO in 2005, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

B. OTHER ACCOUNTS

Other Accounts Managed by Portfolio Manager(s) or Management team member as of October 31, 2011

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James Cunnane	4	2	385	0	1	0
	$1,416,184,154	$71,264,891	$761,014,937	$0	$20,444,365	$0
Quinn T. Kiley	4	2	385	0	1	0
	$1,416,184,154	$71,264,891	$761,014,937	$0	$20,444,365	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

D. FUND MANAGER COMPENSATION

The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus. The portfolio manager’s annual bonus is determined by the CEO of FAMCO pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from FAMCO’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

E. OWNERSHIP of MTP AS OF OCTOBER 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	None
Quinn T. Kiley	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MLP & Strategic Equity Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 6, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 6, 2012